UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Gannett Co., Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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GANNETT CO., INC. 175 SULLY'S TRAIL, SUITE 203 PITTSFORD, NY 14534-4560 TT Your Vote Counts! GANNETT CO., INC. 2025 Annual Meeting Vote by June 01, 2025 11 :59 PM ET You invested in GANNETT CO., INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 02, 2025. Get informed before you vote View the Annual Report, Notice & Proxy Statement on line OR you can receive a free paper or email copy of the material(s) by requesting prior to May 19, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a ~I number *Please check the meeting materials for any special requirements for meeting attendance. Vote Virtually at the Meeting* June 02, 2025 8:00 AM EST Virtually at: www.virtualshareholdermeeting.com/GCl2025

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Nominees: 01) Maha AI-Emam 02) Theodore P. Janulis 03) John Jeffry Louis Ill 04) Michael E. Reed 05) Amy Reinhard 06) Debra A. Sandler 07) Kevin M. Sheehan 08) Laurence Tarica 09) Barbara W. Wall 2. Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for fiscal year 2025. 3. 4. Approval, on an advisory basis, of executive compensation. Approval of an amendment to our Amended and Restated Bylaws (the "Bylaws") to implement majority voting in uncontested director elections. Board Recommends 0 For 0 For 0 For 0 For SA. Approval of an amendment to our Amended and Restated Certificate of Incorporation, as amended (the "Charter") O F to eliminate the supermajority voting requirement applicable to the amendment of certain provisions of our Charter. or SB. Approval of amendments to our Charter and Bylaws to eliminate the supermajority voting requirements applicable to the amendment of our Bylaws. 0 For SC. Approval of amendments to our Charter and Bylaws to eliminate the supermajority voting requirements applicable O For to remove directors and to appoint directors in the event that the entire Board of Directors is removed. NOTE: The proxies, in their discretion, are further authorized to vote (x) for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter which the Board of Directors did not know would be presented at the 2025 Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and (z) on such other business or matters as may properly come before the 2025 Annual Meeting of Stockholders and any adjournments or postponements thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".